[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28(viii)

AMENDMENT NO. 6 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 6 (the “Sixth Amendment”), effective as of May 26, 2011 (the “Sixth Amendment Effective Date”) by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between BI Pharma and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011 (the “Fourth Amendment”), and Amendment No. 5, effective as of April 15, 2011 (hereinafter together the “Supply Agreement”). BI Pharma and FibroGen shall be referred to individually herein as a “Party”, and collectively as, the “Parties”.

WHEREAS, as contemplated under Section 2.4 of the Supply Agreement, BI Pharma has conducted on behalf of FibroGen [ * ] using the Product [ * ], and the Process and the Product [ * ] have not been materially changed;

WHEREAS, the Parties have agreed upon Specifications to which the Product must be manufactured by BI Pharma, both for bulk drug substance and formulated drug product; and

WHEREAS, FibroGen wishes to engage BI Pharma to conduct additional GMP runs and drug product fills, in compliance with the terms of the Supply Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this Sixth Amendment shall have the meaning ascribed to them in the Supply Agreement.

(2)	Pursuant to Section 2.2 of the Supply Agreement, the work plan entitled “[ * ] (Work Scope and Cost Estimate, Version of November 12, 2010)”, as attached to the Fourth Amendment is hereby retroactively as of January 24, 2011 replaced in its entirety by the Work Scope and Cost Estimate, Version of May 24, 2011, which is attached hereto as Exhibit A and is hereby added as an amendment to Appendix 2 to the Supply Agreement, and pursuant thereto BI Pharma shall [ * ] accordance with the Supply Agreement, [ * ] and [ * ]

(3)	The Specifications for the Product to be produced pursuant to Section 2 hereof have been agreed to by the Parties and are set forth in the Amended and Restated Quality Agreement by and between the Parties and shall apply to the activities contemplated by Section (2) above as part of the Acceptance Criteria for the Product.

(4)	This Sixth Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Sixth Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Sixth Amendment.

CONFIDENTIAL	1

Amendment No. 6 to the Process Development and Clinical Supply Agreement	Confidential

(5)	This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

IN WITNESS WHEREOF, the Parties have executed this Sixth Amendment to the Supply Agreement as of Sixth Amendment Effective Date.

Biberach, July 15, 2011

BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

i.V.	i.V.

[ * ]	[ * ]
[ * ]	[ * ]
Dir. Business and Contracts	Head of Team Biberach — Dep. Legal Germany

San Francisco, July 18, 2011

FIBROGEN, INC

/s/ Jim Polarek
Name Jim Polarek	Name
Title: VP Protein Therapeutics and Collagen Development	Title

Exhibit:

Exhibit A: Work Scope and Cost Estimate (Version of May 24, 2011)

CONFIDENTIAL	2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 6 to the Process Development and Clinical Supply Agreement	Confidential

Exhibit A

Work Scope and Cost Estimate

(Version of May 24, 2011)

(4 pages)

[ * ]

CONFIDENTIAL	3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.